UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-06686
                                                     ---------

                           JF China Region Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                              301 Bellevue Parkway
                              Wilmington, DE 19809
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                       Cleary, Gottlieb, Steen & Hamilton
                                 1 Liberty Plaza
                               New York, NY 10006
               --------------------------------------------------
                     (Name and address of agent for service)


        registrant's telephone number, including area code: 800-441-9800
                                                            ------------

                   Date of fiscal year end:  December 31, 2005
                                             -----------------

                   Date of reporting period: December 31, 2005
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


The Report to Shareholders is attached herewith.



                        [LOGO] JF CHINA REGION FUND, INC.
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                    [GRAPHIC]

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE STOCKHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

         [GRAPHIC]
JF CHINA REGION FUND, INC.

CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Objectives                                                                     1
--------------------------------------------------------------------------------
Management                                                                     1
--------------------------------------------------------------------------------
Market Information                                                             1
--------------------------------------------------------------------------------
Highlights                                                                     2
--------------------------------------------------------------------------------
Chairman's Statement                                                           3
--------------------------------------------------------------------------------
Top Ten Holdings                                                               4
--------------------------------------------------------------------------------
Investment Portfolio                                                           6
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           12
--------------------------------------------------------------------------------
Statement of Operations                                                       13
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            14
--------------------------------------------------------------------------------
Financial Highlights                                                          15
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       21
--------------------------------------------------------------------------------
Results of the Annual Stockholders Meeting                                    22
--------------------------------------------------------------------------------
Other Information                                                             22
--------------------------------------------------------------------------------
Approval of Investment Advisory Contract                                      23
--------------------------------------------------------------------------------
Fund Management                                                               24
--------------------------------------------------------------------------------
Dividend Reinvestment and Cash Purchase Plan                                  25
--------------------------------------------------------------------------------
Directors and Administration                                                  26
--------------------------------------------------------------------------------

         [GRAPHIC]
JF CHINA REGION FUND, INC.

OBJECTIVES
--------------------------------------------------------------------------------

      JF China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China ("PRC" or "China"), Hong Kong, Taiwan and Macau--collectively, the China Region.

      The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments in the PRC are expected to be predominantly through securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where labor and land prices are lower than in Hong Kong. Hong Kong is also the largest trading partner of the PRC. Furthermore, many PRC companies and their Hong Kong-incorporated subsidiaries have listed their securities on the Stock Exchange of Hong Kong.

      The economies of the PRC, Hong Kong, Taiwan and Macau have become increasingly linked over the past 10 years, especially since Hong Kong and Macau reverted to Chinese sovereignty in 1997 and 1999, respectively. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.

MANAGEMENT
--------------------------------------------------------------------------------

      JF International Management Inc. ("JFIMI") is the investment management company appointed to advise and manage the Fund's portfolio. JFIMI is part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC operates globally under the name of JPMorgan Asset Management ("JPMAM"), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$846.9 billion as of December 31, 2005.

      The day-to-day management of the Fund's portfolio is handled by JPMAM's Greater China investment team based in Hong Kong. The head of this team is Howard Wang who joined JPMAM in 2005. Previously, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

MARKET INFORMATION
--------------------------------------------------------------------------------

THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC). THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------

o     The Wall Street Journal (daily)

o     The Asian Wall Street Journal (daily)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------

o     The Wall Street Journal under "Closed-End Funds" (every Monday)

o     The Asian Wall Street Journal under "Closed-End Funds" (every Monday)


                                    -- 1 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

HIGHLIGHTS
--------------------------------------------------------------------------------

                                         DECEMBER 31, 2005     DECEMBER 31, 2004
                                                US$                    US$
--------------------------------------------------------------------------------
Net Assets                                $73.5 million         $64.5 million
Net Asset Value Per Share                        $16.04                $14.06

MARKET DATA
Share Price on the
  New York Stock Exchange                        $13.71                $12.80
Discount to Net Asset Value                       (14.5%)                (9.0%)

TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
Net Asset Value                                            14.51%
Share Price                                                 7.58%
JFC Benchmark Index*                                       10.27%
MSCI Hong Kong                                              8.40%
BNP Paribas China Index                                    15.52%
Taiwan Weighted Index                                       2.91%

NET ASSET VALUE AND SHARE PRICE VS. BENCHMARK INDEX

            [CHART OMITTED -- EDGAR REPRESENTATION OF DATA FOLLOWS]

                   Net Asset          Share         JFC Benchmark
                    Value             Price             Index
                   --------           -----         -------------
  7/16/92          $100.00          $100.00           $100.00
  7/27/92            99.78            98.33             89.81
  8/28/92           100.43            94.20             91.11
  9/30/92           100.94            80.00             79.15
  10/30/92          108.60            92.53             90.31
  11/30/92          111.05            96.67             91.95
  12/31/92          109.29            93.02             90.21
  1/29/93           110.16            96.37             87.65
  2/26/93           117.49            98.85             97.55
  3/31/93           120.54           108.90             94.28
  4/30/93           125.48           118.95             97.84
  5/28/93           129.84           122.30             92.05
  6/30/93           122.35           120.09             83.13
  7/30/93           120.67           116.73             77.96
  8/27/93           124.75           129.29             82.27
  9/30/93           128.39           126.81             84.74
  10/29/93          147.17           150.32            102.63
  11/26/93          156.34           166.71            113.90
  12/31/93          188.96           187.39            128.98
  1/28/94           175.52           183.65            111.34
  2/25/94           158.91           148.41            103.16
  3/31/94           136.56           136.08             91.08
  4/29/94           132.14           134.18             87.30
  5/27/94           136.06           148.41             90.89
  6/30/94           123.99           123.29             82.84
  7/29/94           130.78           126.47             87.48
  8/26/94           130.78           135.83             92.18
  9/30/94           132.98           129.56             94.14
  10/28/94          132.34           126.47             89.14
  11/23/94          124.35           110.76             80.63
  12/31/94          115.72            94.29             72.23
  1/27/95           101.37            90.10             62.02
  2/24/95           108.27            98.48             66.92
  3/31/95           109.37            94.29             67.13
  4/30/95           105.33            90.10             63.43
  5/26/95           113.68           107.01             70.35
  6/30/95           111.93            92.33             69.32
  7/28/95           116.08            95.51             73.64
  8/31/95           108.89            88.13             69.66
  9/30/95           112.85            94.42             68.82
  10/31/95          110.46            89.22             67.02
  11/30/95          104.65            85.02             64.06
  12/31/95          103.54            84.52             63.34
  1/31/96           112.35           107.76             72.64
  2/29/96           113.37            95.08             73.99
  3/31/96           110.12            95.08             70.65
  4/30/96           111.70            96.18             68.52
  5/31/96           112.25            94.07             71.64
  6/30/96           111.98            87.73             71.47
  7/31/96           110.21            81.39             71.69
  8/30/96           110.68            84.52             73.69
  9/30/96           112.16            85.62             74.73
  10/31/96          113.18            83.51             77.45
  11/29/96          125.79            90.86             89.15
  12/31/96          132.84            95.25             97.43
  1/31/97           135.63            99.49             99.27
  2/28/97           138.13            99.49            100.73
  3/27/97           133.96            99.49             99.65
  4/30/97           148.44           106.94            106.53
  5/31/97           159.48           115.41            111.06
  6/30/97           170.35           124.89            114.45
  7/31/97           178.89           130.22            117.43
  8/31/97           187.33           126.50            121.24
  9/30/97           167.65           124.38            116.19
  10/31/97          124.12            87.29             88.50
  11/28/97          107.96            84.67             82.92
  12/31/97          110.00            82.89             83.73
  1/30/98            85.88            79.75             70.48
  2/28/98           114.29            88.25             86.61
  3/31/98           107.58            80.77             83.66
  4/30/98            98.27            74.90             76.62
  5/29/98            83.74            60.57             69.04
  6/30/98            72.75            54.24             63.53
  7/31/98            57.28            44.10             56.17
  8/31/98            51.32            29.76             50.16
  9/30/98            60.82            40.91             56.88
  10/30/98           70.51            50.48             65.12
  11/30/98           72.47            53.14             64.68
  12/31/98           69.86            46.76             61.44
  1/29/99            63.27            45.70             55.92
  2/26/99            63.43            44.63             56.22
  3/31/99            69.67            47.82             62.49
  4/30/99            82.25            62.17             74.33
  5/31/99            76.94            57.39             69.97
  6/30/99            90.35            74.39             80.74
  7/30/99            84.95            60.57             75.80
  8/31/99            88.77            61.11             78.44
  9/30/99            84.11            56.86             73.92
  10/29/99           87.65            59.51             75.69
  11/30/99           99.29            68.01             82.85
  12/31/99          110.11            72.07             90.38
  1/31/00           108.99            69.94             90.33
  2/29/00           113.38            73.68             91.87
  3/31/00           118.43            75.28             96.89
  4/28/00           100.86            64.07             87.24
  5/31/00            94.69            62.46             82.27
  6/30/00            98.52            66.73             85.48
  7/31/00           102.07            69.94             89.73
  8/31/00           103.94            71.54             88.73
  9/29/00            95.34            66.73             79.73
  10/31/00           87.40            64.07             72.78
  11/30/00           83.00            61.93             68.48
  12/31/00           87.30            60.33             71.12
  1/31/01            95.81            71.33             78.24
  2/28/01            91.42            67.57             76.15
  3/30/01            84.59            60.73             69.80
  4/30/01            86.09            63.89             69.03
  5/31/01            87.12            66.46             67.29
  6/29/01            84.69            66.20             65.30
  7/31/01            78.98            60.22             61.21
  8/31/01            73.10            54.24             57.47
  9/28/01            66.37            50.83             48.34
  10/31/01           71.51            51.34             51.10
  11/30/01           76.18            55.95             57.64
  12/31/01           76.09            56.12             63.41
  1/31/02            75.34            55.52             63.09
  2/28/02            75.53            57.92             60.84
  3/28/02            81.23            63.64             65.43
  4/30/02            80.95            64.92             66.68
  5/31/02            81.88            65.18             64.55
  6/28/02            76.65            58.94             60.36
  7/31/02            73.94            54.24             57.39
  8/30/02            70.29            53.39             54.89
  9/30/02            65.71            49.71             49.30
  10/31/02           68.42            52.96             52.07
  11/29/02           70.48            55.78             54.34
  12/31/02           69.82            55.52             50.92
  1/31/03            77.58            62.36             53.73
  2/28/03            77.30            66.63             50.72
  3/31/03            73.94            64.41             48.90
  4/30/03            73.75            63.21             48.38
  5/30/03            82.63            65.43             53.24
  6/30/03            86.93            73.46             55.68
  7/31/03            96.93            80.30             60.86
  8/29/03           104.13            88.58             66.88
  9/30/03           106.37            86.87             68.73
  10/31/03          120.30           116.09             73.75
  11/28/03          119.37           114.63             72.11
  12/31/03          130.21           154.44             75.70
  1/30/04           134.88           129.50             80.89
  2/27/04           143.95           141.97             84.25
  3/31/04           135.35           123.01             79.74
  4/30/04           115.81            91.40             73.82
  5/31/04           118.43           104.47             74.32
  6/30/04           115.63            97.12             73.49
  7/30/04           115.63            90.80             72.08
  8/31/04           117.59           102.68             76.05
  9/30/04           121.80           100.88             78.02
  10/31/04          121.33            99.17             77.35
  11/30/04          128.81           111.05             83.91
  12/31/04          131.42           109.34             86.50
  1/31/05           129.37           110.19             83.66
  2/28/05           137.22           114.38             88.07
  3/31/05           132.08           105.92             83.87
  4/30/05           132.92           104.90             84.85
  5/31/05           133.76           106.01             86.42
  6/30/05           137.31           110.45             89.42
  7/29/05           144.23           116.68             93.15
  8/31/05           141.14           117.11             90.42
  9/30/05           146.75           117.37             92.93
  10/31/05          135.63           108.65             86.00
  11/30/05          145.44           114.98             91.53
  12/31/05          150.49           117.62             95.39

*     JFC Benchmark: MSCI Golden Dragon Index (Total)

      Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC;

      Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index;

      Prior to January 1997, Peregrine Greater China Index

**    Commencement of operations

      Source JPMorgan Asset Management


                                     -- 2 --

JF CHINA REGION FUND, INC.

CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Fellow Stockholder,

      The second half of 2005 reinforced the strong gains enjoyed during the first six months that I reported to you in the Semi-Annual Report. Over the year as a whole, the total return on net assets was +14.5%, compared to an increase of +10.3% in the Fund's benchmark, the MSCI Golden Dragon Index (Total) -- outperforming the benchmark by +4.2%. The Fund's share price rose by +7.6%, reflecting a modest increase in the discount to net asset value.

      The appreciation of the Renminbi against the US Dollar that took place in July 2005 was most welcome and put an end to the considerable speculation that had preceded it. It triggered significant inflows of funds to Hong Kong and the rest of the China region and our overweight position in China enabled the Fund to benefit from it.

      As I reported at the half year, the day-to-day management of the Fund's portfolio is handled by JPMorgan Asset Management's Greater China investment team based in Hong Kong. During the course of 2005, Howard Wang succeeded Man Wing Chung as head of this team. Mr. Wang spent the previous eight years of his career with Goldman Sachs. Your Board believes an encouraging outcome of Mr.Wang's appointment has been the emergence of an improved investment process which it expects should be of benefit to the Fund.

      The continuing growth in consumer spending, together with macroeconomic changes that are occurring, place China at the head of the list of favoured markets within the region. Hong Kong is currently enjoying a recovery in corporate results and consumer confidence. There are some structural weaknesses in the Taiwan economy, although the technology sector offers selective investment opportunities. Overall, we hope that, despite a number of risks in the short term for the China region, a higher level of economic growth will translate into continuing positive investment returns.

Respectfully submitted,

/s/ Cromer

The Rt. Hon. The Earl of Cromer
Chairman

February 16, 2006

         For more information refer to the website www.jfchinaregion.com


                                     -- 3 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

TOP TEN HOLDINGS
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------

                                                                                                % OF NET
                                                                                                 ASSETS
--------------------------------------------------------------------------------------------------------
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.                                                       7.3

      Taiwan  Semiconductor   Manufacturing  Company  Limited  manufactures  and  markets integrated  circuits.  The Company provides the following services:  wafer manufacturing, wafer probing, assembly and testing, mask production,  and design services. The Company's integrated  circuits  are  used in the  computer,  communication,  consumer  electronics, automotive, and industrial equipment industries.

CHINA MOBILE (HONG KONG) LTD.                                                                      5.8

      China Mobile (Hong Kong) Limited provides  cellular  telecommunication  services in the People's Republic of China.

HUTCHISON WHAMPOA LTD.                                                                             3.8

      Hutchison Whampoa Limited operates businesses including ports and related services, telecommunications and e-commerce, property and hotels, retail and manufacturing, energy, infrastructure, finance and investments.

CHEUNG KONG HOLDINGS LTD.                                                                          3.5

      Cheung Kong Holdings Limited develops and invests in real estate.  The Company also provides real estate agency and  management  services,  operates  hotels,  and invests in securities.

ASUSTEK COMPUTER INC.                                                                              3.0

      Asustek Computer Inc.  manufactures and markets  computer  motherboards,  interface cards, notebook computers, and other related products.

CHINA RESOURCES ENTERPRISE LTD.                                                                    2.9

      China Resources  Enterprise  Limited develops and invests in property,  distributes petroleum and chemicals,  and manufactures beer, food, and textile products.  The Company also distributes food products and operates supermarkets.

CNOOC LTD.                                                                                         2.8

      CNOOC Limited explores, develops, produces, and markets crude oil and natural gas.


                                         -- 4 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

TOP TEN HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                                                                % of Net
                                                                                                 Assets
--------------------------------------------------------------------------------------------------------
PETROCHINA CO., LTD. 'H'                                                                           2.6

      PetroChina Company Limited explores,  develops,  and produces crude oil and natural gas.  The company also  refines,  transports,  and  distributes  crude oil and  petroleum products, produces and sells chemicals, and markets natural gas.

SINOPEC ZHENHAI REFINING AND CHEMICAL CO., LTD. 'H'                                                2.6

      Sinopec Zhenhai  Refining and Chemical Company Limited produces and sells gasoline, diesel fuel, kerosene,  naphtha, LPG, solvent oil, intermediate  petrochemical  products, asphalt, urea, and other petrochemical products.

DELTA ELECTRONICS INC.                                                                             2.4

      Delta Electronics Inc. manufactures power supplies and video display products.  The
Company's  products include power supplies,  telecom power systems,  uninterrupted  power supply,  variable  speed  alternating  current  monitor  drives,  high  resolution  color monitors, and projectors. Delta also manufactures magnetics and networking components.

--------------------------------------------------------------------------------------------------------
TOTAL TOP TEN HOLDINGS                                                                            36.7


                                         -- 5 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                                                                MARKET
                                                                                HOLDINGS        VALUE
DESCRIPTION                                                                    (IN SHARES)     (IN US$)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS (UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------------------------------

CHINA (22.9%)
--------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.9%)
* Sina Corp.                                                                       26,563        641,762
--------------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
  China Telecom Corp. Ltd. 'H'                                                  3,486,000      1,281,361
--------------------------------------------------------------------------------------------------------

E-COMMERCE/SERVICES (0.9%)
  Ctrip.com International - Sponsored ADR                                          11,266        650,612
--------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
  Huaneng Power International Inc. 'H'                                            712,000        468,327
--------------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
* China Yurun Food Group Ltd. 'H'                                               1,333,000        743,559
  Tingyi (Cayman Islands) Holding Co. 'H'                                       1,298,000        640,333
--------------------------------------------------------------------------------------------------------
                                                                                               1,383,892
--------------------------------------------------------------------------------------------------------

INSURANCE (1.7%)
* China Life Insurance Co. 'H'                                                  1,449,000      1,280,143
--------------------------------------------------------------------------------------------------------

MACHINERY (2.0%)
  Hangzhou Steam Turbine Co. 'B'                                                  898,600        966,567
  Weichai Power Co., Ltd. 'H'                                                     284,000        479,832
--------------------------------------------------------------------------------------------------------
                                                                                               1,446,399
--------------------------------------------------------------------------------------------------------

MARINE (0.6%)
  Shenzhen Chiwan Wharf Holdings 'B'                                              337,500        469,672
--------------------------------------------------------------------------------------------------------

METALS & MINING (3.3%)
  Angang New Steel Co., Ltd. 'H'                                                2,094,000      1,127,541
  Yanzhou Coal Mining Co. 'H'                                                     670,000        429,900
  Zijin Mining Group Co., Ltd. 'H'                                              1,980,000        874,632
--------------------------------------------------------------------------------------------------------
                                                                                               2,432,073
--------------------------------------------------------------------------------------------------------


                                     -- 6 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                                                                MARKET
                                                                                HOLDINGS        VALUE
DESCRIPTION                                                                    (IN SHARES)     (IN US$)
--------------------------------------------------------------------------------------------------------
OIL & GAS (6.9%)
  China Petroleum and Chemical 'H'                                              2,346,000      1,164,899
  PetroChina Co., Ltd. 'H'                                                      2,376,000      1,945,896
  Sinopec Zhenhai Refining and Chemical Co., Ltd. 'H'                           1,478,000      1,944,348
--------------------------------------------------------------------------------------------------------
                                                                                               5,055,143
--------------------------------------------------------------------------------------------------------

REAL ESTATE (0.7%)
  Shanghai Forte Land Co., Ltd. 'H'                                             1,546,000        528,390
--------------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.7%)
  Guangshen Railway Co., Ltd. 'H'                                                 978,000        293,266
  Sinotrans Ltd. 'H'                                                            2,258,000        917,347
--------------------------------------------------------------------------------------------------------
                                                                                               1,210,613
--------------------------------------------------------------------------------------------------------

TOTAL CHINA                                                                                   16,848,387
--------------------------------------------------------------------------------------------------------

HONG KONG (43.6%)
--------------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.8%)
  BOC Hong Kong (Holdings) Ltd.                                                   733,500      1,409,567
  Hang Seng Bank Ltd.                                                              47,300        617,364
--------------------------------------------------------------------------------------------------------
                                                                                               2,026,931
--------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.3%)
* Ju Teng International                                                           510,000        101,953
  Lenovo Group Ltd.                                                             3,832,000      1,766,855
  TPV Technology Ltd.                                                             542,000        531,267
--------------------------------------------------------------------------------------------------------
                                                                                               2,400,075
--------------------------------------------------------------------------------------------------------

DISTRIBUTION/WHOLESALE (1.7%)
  Digital China Holdings Ltd.                                                   1,704,000        467,012
  Esprit Holdings Ltd.                                                            113,000        803,026
--------------------------------------------------------------------------------------------------------
                                                                                               1,270,038
--------------------------------------------------------------------------------------------------------


                                     -- 7 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                                                                MARKET
                                                                                HOLDINGS        VALUE
DESCRIPTION                                                                    (IN SHARES)     (IN US$)
--------------------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (9.8%)
  China Resources Enterprise Ltd.                                               1,196,000      2,136,389
  Citic Pacific Ltd.                                                              261,000        722,050
  Hutchison Whampoa Ltd.                                                          293,000      2,790,728
  Swire Pacific Ltd. 'A'                                                          171,000      1,534,987
--------------------------------------------------------------------------------------------------------
                                                                                               7,184,154
--------------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
  China Netcom Group Corp (Hong Kong) Ltd.                                        772,000      1,249,570
--------------------------------------------------------------------------------------------------------

GAS UTILITIES (0.8%)
  Hong Kong & China Gas Co., Ltd.                                                 262,000        559,241
--------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
  Skyworth Digital Holdings Ltd.++                                              2,254,456        325,656
--------------------------------------------------------------------------------------------------------

MISCELLANEOUS (0.0%)
* Health Asia MediCentres Beijing++                                             1,000,000              0
--------------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
  Lifestyle International Holdings Ltd.                                           619,000        862,211
--------------------------------------------------------------------------------------------------------

OIL & GAS (2.8%)
  CNOOC Ltd.                                                                    3,024,000      2,047,578
--------------------------------------------------------------------------------------------------------

REAL ESTATE (9.9%)
* Agile Property Holdings Limited                                                 772,000        373,377
  Cheung Kong Holdings Ltd.                                                       251,000      2,575,214
  Hang Lung Properties Ltd.                                                       635,000        990,965
  Henderson Investments Ltd.                                                      494,000        879,236
  Hysan Development Co.                                                           650,419      1,610,623
  Wheelock and Company Ltd.                                                       540,000        881,016
--------------------------------------------------------------------------------------------------------
                                                                                               7,310,431
--------------------------------------------------------------------------------------------------------

RETAIL (0.2%)
* Xinyu Hengdeli Holdings, Ltd.                                                   508,000        131,037
--------------------------------------------------------------------------------------------------------

                                     -- 8 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                                                                MARKET
                                                                                HOLDINGS        VALUE
DESCRIPTION                                                                    (IN SHARES)     (IN US$)
--------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (2.2%)
  Dickson Concepts International Ltd.                                             367,950        503,030
  Giordano International Ltd.                                                   1,136,000        637,334
* Texhong Textile Group Ltd.                                                    3,366,000        516,607
--------------------------------------------------------------------------------------------------------
                                                                                               1,656,971
--------------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.0%)
  Cosco Pacific Ltd.                                                              422,000        772,859
--------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (5.8%)
  China Mobile (Hong Kong) Ltd.                                                   901,000      4,264,717
--------------------------------------------------------------------------------------------------------

TOTAL HONG KONG                                                                               32,061,469
--------------------------------------------------------------------------------------------------------

SINGAPORE (1.5%)
--------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.5%)
  Full Apex Holdings Ltd.                                                       2,000,000        384,893
--------------------------------------------------------------------------------------------------------

REAL ESTATE (1.0%)
  Hongkong Land Holdings Ltd.                                                     241,000        756,740
--------------------------------------------------------------------------------------------------------

TOTAL SINGAPORE                                                                                1,141,633
--------------------------------------------------------------------------------------------------------

TAIWAN (31.8%)
--------------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
  Taishin Financial Holdings Co., Ltd.                                            825,000        432,055
--------------------------------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS (1.8%)
  Cathay Financial Holding - GDR                                                   69,850      1,285,240
--------------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
  Chunghwa Telecom Co., Ltd.                                                      386,000        667,564
--------------------------------------------------------------------------------------------------------


                                     -- 9 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                                                                MARKET
                                                                                HOLDINGS        VALUE
DESCRIPTION                                                                    (IN SHARES)     (IN US$)
--------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (11.4%)
  Asustek Computer Inc.                                                           725,700      2,231,699
  AU Optronics Corp.                                                              877,820      1,309,660
  Delta Electronics Inc.                                                          879,000      1,801,197
  Hon Hai Precision Industry                                                      314,487      1,723,584
  Silitech Technology Corp.                                                       287,000      1,293,305
--------------------------------------------------------------------------------------------------------
                                                                                               8,359,445
--------------------------------------------------------------------------------------------------------

REAL ESTATE (0.5%)
  Hung Poo Real Estate Development Corp.                                          589,000        394,544
--------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (14.2%)
  Advanced Semiconductor Engineering Inc.                                       1,186,702      1,087,590
  MediaTek Inc.                                                                   121,800      1,435,210
  Powerchip Semiconductor Corp.                                                 1,290,000        850,364
  Taiwan Semiconductor Manufacturing Co., Ltd.                                  2,830,836      5,387,061
  United Microelectronics Corp.                                                 1,207,352        683,761
  Vanguard International Semiconductor Corp.                                    1,310,000        997,168
--------------------------------------------------------------------------------------------------------
                                                                                              10,441,154
--------------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
  Far Eastern Department Stores                                                 1,387,450        823,776
--------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
  Far EasTone Telecommunications Co., Ltd.                                        845,900        956,830
--------------------------------------------------------------------------------------------------------

TOTAL TAIWAN                                                                                  23,360,608
--------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN COMMON STOCK
  (99.8% of Net Assets) (Cost $65,136,423)                                                    73,412,097
========================================================================================================

Other assets in excess of liabilities (0.2% of Net Assets)                                       146,552
========================================================================================================

NET ASSETS (100.0%)                                                                           73,558,649
========================================================================================================


                                    -- 10 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                                    (IN US$)
--------------------------------------------------------------------------------------------------------
As of December 31, 2005, aggregate cost for Federal income tax purposes was $65,230,006.
The aggregate unrealized gain for all securities is as follows:
Excess of market value over cost                                                              10,293,332
Excess of cost over market value                                                              (2,111,241)
--------------------------------------------------------------------------------------------------------

Net unrealized gain                                                                            8,182,091
========================================================================================================

            B - Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.

            H - Chinese security traded on Hong Kong Stock Exchange.

            ADR - American Depository Receipts.

            GDR - Global Depository Receipts.

      *     Non-income producing security.

      ++ At fair value as determined under the supervision of the Board of Directors.

                See accompanying notes to financial statements.


                                    -- 11 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AT DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------
                                                                                             (IN US$)
-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments at value (cost $65,136,423)                                                    73,412,097
Cash (including foreign currencies with a cost of $1,409,753 and value of $1,416,608)       2,114,685
Dividends receivable                                                                            8,452
Interest receivable                                                                               733
Prepaid expenses                                                                               31,704
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                               75,567,671
-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            1,301,086
Distributions payable                                                                         275,111
Due to Investment Adviser                                                                     117,010
Accrued expenses payable                                                                      315,815
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           2,009,022
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 73,558,649
-----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common stock, $0.01 par value
   (100,000,000 shares authorized;
   4,585,160 shares issued and outstanding)                                                    45,852
Paid-in capital                                                                            83,971,510
Undistributed net investment income                                                           419,133
Accumulated realized loss on investments
   and foreign currency transactions                                                      (19,160,381)
Accumulated net unrealized appreciation on investments,
   and foreign currency holdings, and other assets
   and liabilities denominated in foreign currencies                                        8,282,535
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 73,558,649
=====================================================================================================
NET ASSET VALUE PER SHARE ($73,558,649 / 4,585,160)                                             16.04
=====================================================================================================

                See accompanying notes to financial statements.


                                    -- 12 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------
                                                                                        (IN US$)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $152,124)                                 1,986,023
Interest (net of foreign withholding tax of $180)                                         31,105
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                2,017,128
------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------
Investment advisory fees                                                                 676,245
Directors' fees and expenses                                                             159,099
Administration and accounting fees                                                       138,000
Custodian fees                                                                           104,000
Legal fees                                                                                75,001
Insurance                                                                                 63,722
Shareholder service fees                                                                  47,000
Audit fees                                                                                40,113
Shareholder report and expenses                                                           38,001
NYSE listing fee                                                                          27,603
Other expenses                                                                            41,195
------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                         1,409,979
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                    607,149
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY
      HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
------------------------------------------------------------------------------------------------
NET REALIZED GAIN/(LOSS)
   Investments                                                                         6,571,071
   Foreign currency transactions                                                        (179,850)
NET CHANGE IN UNREALIZED APPRECIATION
   Investments and foreign currency holdings and
      other assets and liabilities denominated
      in foreign currencies                                                            2,347,419
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                                   8,738,640
------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       9,345,789
================================================================================================

                 See accompanying notes to financial statements.


                                    -- 13 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED             YEAR ENDED
                                                                   DECEMBER 31, 2005      DECEMBER 31, 2004
                                                                       (IN US$)               (IN US$)
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
   Operations
     Net investment income                                               607,149                192,218
     Net realized gain on investment transactions                      6,571,071             13,640,006
     Net realized gain (loss) on foreign currency transactions          (179,850)                83,708
     Net change in unrealized appreciation (depreciation)
       on investments, foreign currency holdings and other
       assets and liabilities denominated in foreign currencies        2,347,419            (13,310,596)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                9,345,789                605,336
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO STOCKHOLDERS
   Net investment income ($0.06 and $0.00 per share,
      respectively)                                                     (275,111)                    --
-------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                           9,070,678                605,336
   Net Assets:
   Beginning of year                                                  64,487,971             63,882,635
-------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment income
      of $419,133 and $266,945, respectively)                         73,558,649             64,487,971
=======================================================================================================

                 See accompanying notes to financial statements.


                                    -- 14 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 For the         For the         For the         For the         For the
                                                Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                               December 31,    December 31,    December 31,    December 31,    December 31,
                                                   2005            2004            2003            2002            2001
                                                 (in US$)        (in US$)        (in US$)        (in US$)        (in US$)
---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
      beginning of year                              14.06           13.93            7.47            8.14            9.34
--------------------------------------------------------------------------------------------------------------------------
Net investment income
   (loss)                                             0.13            0.04           (0.02)          (0.04)          (0.11)
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions                               1.91            0.09            6.48           (0.66)          (1.31)
--------------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                                         2.04            0.13            6.46           (0.70)          (1.42)
--------------------------------------------------------------------------------------------------------------------------
Dividends from net
   investment income                                 (0.06)             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Dilutive Effect of Capital
   shares repurchased                                   --              --             --*            0.03            0.22
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
   YEAR                                              16.04           14.06           13.93            7.47            8.14
==========================================================================================================================
Market value, end of
   year                                              13.71           12.80           18.08            6.50            6.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Per share market value                              7.6%          (29.2%)         178.2%           (1.1%)          (6.9%)
   Per share net asset
      value                                           14.5%            0.9%           86.5%           (8.2%)         (12.8%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                         73,558,649      64,487,971      63,882,635      34,248,715      38,169,881
Ratios of total expenses
   to average net assets                              2.08%           2.22%           2.54%           2.62%           3.51%
Ratios of net investment
   income (loss) to
   average net assets                                 0.90%           0.31%          (0.19%)         (0.44%)         (1.25%)
Portfolio turnover rate                              121.8%          168.6%          162.5%          245.0%          212.1%
Number of shares
   outstanding at end of
   year (in thousands)                               4,585           4,585           4,585           4,587           4,689

*     Less than $0.01 per share.

                 See accompanying notes to financial statements.


                                    -- 15 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2005
--------------------------------------------------------------------------------

1.    ORGANIZATION AND CAPITAL

      JF China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP") and are consistently followed by the Fund in the preparation of its financial statements.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

      I)    SECURITY VALUATION

            All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to United States ("U.S.") dollar equivalents at the exchange rate in effect on the valuation date.

      II)   FOREIGN CURRENCY TRANSLATION

            The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

            o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

            o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

            Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly,


                                    -- 16 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

            Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

      III)  DISTRIBUTION OF INCOME AND GAINS

            The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

            Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with GAAP.

      IV)   OTHER

            Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex- dividend date.

3.    INVESTMENT TRANSACTIONS

      The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund's Prospectus.

      During the year ended December 31, 2005, the Fund made purchases of $81,296,127 and sales of $79,231,337 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.    RELATED PARTY, OTHER SERVICE PROVIDER TRANSACTIONS AND DIRECTORS

      I) JF International Management Inc. (the "Adviser"), an indirect wholly-owned subsidiary of J. P. Morgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's weekly net assets.

      II) During the year ended December 31, 2005, the Fund paid $14,331 in brokerage commissions to J. P. Morgan Chase Group companies and affiliated brokers/dealers.


                                    -- 17 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      III)  OTHER SERVICE PROVIDERS

            PFPC Inc. (the "Administrator") provides administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses.

      IV)   DIRECTORS

            The Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof an annual fee of $16,000 and the Chairman $19,000 plus $1,400 attendence fee for each Board and committee meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

5.    CAPITAL SHARE TRANSACTIONS

      On September 8, 2005 the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

      I)    SHARE REPURCHASE PROGRAM

            The Fund was authorized to repurchase up to 458,516 shares (10% of its issued and outstanding shares) in the open market through September 7, 2006. Repurchases can be made only when the Fund's shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund's stockholders.

            During the years ended December 31, 2005 and December 31, 2004, the Fund did not repurchase any shares under the share repurchase program.


                                    -- 18 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.    RISKS AND UNCERTAINTIES

      I)    FOREIGN TRANSACTIONS

            Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      II)   OTHER

            In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7.    TAX STATUS

      I)    U.S. FEDERAL INCOME TAXES

            No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.

            At December 31, 2005, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

            Tax basis Ordinary Income ................................                        $    419,133
                                                                                              ------------
            Tax basis capital loss carryforward ......................      $(19,066,798)
            Plus/Less: cumulative timing differences --
              wash sales .............................................           (93,583)
                                                                            -------------
            Accumulated capital loss ...................................................       (19,160,381)
                                                                                              ------------
            Book unrealized foreign exchange gain ......................................                 6
                                                                                              ------------
            Book unrealized appreciation on foreign currencies .........................             6,855
                                                                                              ------------
            Tax unrealized appreciation ..............................      $  8,182,091
            Plus/Less: cumulative timing differences --
              wash sales .............................................            93,583
                                                                            ------------
            Unrealized appreciation ....................................................         8,275,674
                                                                                              ------------
            Net assets (excluding paid-in capital) .....................................      $(10,458,713)
                                                                                              ============

                                    -- 19 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

            The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales. The cumulative timing difference for the capital loss carryover is due to wash sales.

            Net Asset Value ...................................    $ 73,558,649
            Paid-in Capital ...................................     (84,017,362)
                                                                   ------------
            Net assets (excluding paid-in capital) ............    $(10,458,713)
                                                                   ============

            As of December 31, 2005, the Fund had capital loss carryforwards for federal income tax purposes of $19,066,798, of which $11,676,567 expires in 2006, $3,780,058 expires in 2008 and $3,610,173 expires in 2009. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.

            During the year ended December 31, 2005, the Fund reclassified $179,850 and $12,170,495 from undistributed net investment income and paid in capital, respectively, to accumulated realized loss on investments as a result of permanent book and tax differences relating to realized foreign currency losses and carryforward loss expirations. Net assets were not affected by the reclassifications.


                                    -- 20 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of JF China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

February 10, 2006


                                    -- 21 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

RESULTS OF THE ANNUAL STOCKHOLDERS MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Fund held its annual stockholders meeting on May 12, 2005. At this meeting, stockholders elected the following nominee to the Fund's Board of Directors.

      I)    ELECTION OF DIRECTORS

   NOMINEE                    VOTES FOR        VOTES WITHHELD      NON-VOTING SHARES    TOTAL VOTING SHARES
   ------------            ---------------    ----------------     -----------------    -------------------
   Julian M.I. Reid           3,652,950            46,198               886,012              4,585,160

OTHER INFORMATION
--------------------------------------------------------------------------------

Simon J. Crinage and A. Douglas Eu have both resigned as Directors of the Fund effective May 12, 2005. Simon J. Crinage continues to serve as President of the Fund and A. Douglas Eu continues to serve as Treasurer. Hilary A. Lowe has replaced Philip Jones as Secretary of the Fund.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund  files  its  complete  schedule  of  portfolio  holdings  with the U.S.
Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 202-942-8008, and on the Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 202-942-8088, and on the Commission's website at http://www.sec.gov.

CERTIFICATIONS

Simon J. Crinage, as the Fund's President, has certified to the New York Stock Exchange that, as of June 8, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.



                                    -- 22 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

APPROVAL OF INVESTMENT ADVISORY CONTRACT
--------------------------------------------------------------------------------

On November 30, 2005, the Fund's Board of Directors (the "Board") considered and approved the renewal of the Investment Advisory Contract (the "Agreement") between the Fund and JFIMI for an additional term of twelve months. At this meeting, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the "Committee") that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund's expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

o The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund's peer group and relative to other non-US funds managed by JFIMI.

o The Committee and the Board were satisfied with the nature, quality and extent of services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI's investment experience in the China region markets, the background and experience of JFIMI's senior management, including the firm's new head of the Greater China team. The Committee and the Board also received information regarding JFIMI's compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and JFIMI.

o The Fund's performance, particularly in the one-year period, was improving as compared to the Fund's peer group and the Fund's benchmark, the MSCI Golden Dragon Index. (The Board and the Committee reviewed the Fund's performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) The Board and Committee concluded that, during the most recent fiscal year, JFIMI had made improvements with respect to the investment processes used in managing the Fund.

o The Fund's expense ratio remained at an acceptable level, and that JFIMI had been successful in negotiating reductions of certain of the Fund's operating expenses.

o Any potential economies of scale were being shared between the Fund and JFIMI in an appropriate manner.

o In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI's affiliates to affect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.


                                    -- 23 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

FUND MANAGEMENT
--------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Fund is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                        TERM OF                                            PORTFOLIOS IN            OTHER
                                      OFFICE AND                                           FUND COMPLEX         TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND            LENGTH OF TIME         PRINCIPAL OCCUPATION(S)          OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH FUND                  SERVED(1)             DURING PAST 5 YEARS            DIRECTOR(2)       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                              INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer       Since 1994    Chairman of the Board of the Fund;          1         Director of Schroder Asia
(June 3, 1946)                                      Chief Executive Officer of Cromer                     Pacific Fund Limited,
Finsbury Dials                                      Associates Limited (family busi-                      Business Link Somerset
20 Finsbury Street                                  ness); Chairman of Lloyd George-                      Limited and Western
London, EC2Y 9AQ                                    Standard Chartered China Fund                         Provident Association;
United Kingdom                                      Limited and Philippine Discovery                      former Director of
Chairman and Director, Class I                      Investment Company Limited                            Inchcape Pacific Limited,
                                                    (consulting).                                         A1HQ.com Inc. and
                                                                                                          Korea Asia Fund Limited.
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton               Since 1994    Director of Citic Pacific Limited           1         See Principal Occupation
(October 4, 1941)                                   (infrastructure), China Cosco
P.O. Box 12343                                      Holdings Company Limited
General Post Office                                 (container shipping), Esprit Holdings
Hong Kong                                           Limited (clothing retail), Shangri-La
Director, Class I                                   Asia Limited (hotels) and Octopus
                                                    Cards Limited (financial services).
------------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                     Since 1998    Chief Executive Officer of 3a Asset         1         Director and Chaiman of
(August 7, 1944)                                    Management Limited; Director and                      The Korea Fund, Inc. and
10 Frere Felix de Valois Street                     Chairman of Morgan's Walk                             Director of 3a Global
Port Louis, Mauritius                               Properties Limited.                                   Growth Fund Limited.
Director, Class III
------------------------------------------------------------------------------------------------------------------------------------
                                      OFFICERS WHO ARE NOT DIRECTORS(3)
------------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                         Since 1997    Treasurer of the Fund; Director,           N/A        N/A
(August 27, 1961)                                   Chief Operations Officer and
21st Floor, Chater House                            Secretary of the Investment Adviser;
8 Connaught Road                                    Chief Executive Officer of JF Funds;
Central, Hong Kong                                  Director of JF Asset Management
Treasurer                                           Limited and Ayudhya JF Asset
                                                    Management.
------------------------------------------------------------------------------------------------------------------------------------
Simon J. Crinage                      Since 2003    President of the Fund; Vice                N/A        N/A
(May 10, 1965)                                      President, JPMorgan Asset
Finsbury Dials, 20 Finsbury Street                  Management since September 2000.
London, EC2Y 9AQ                                    Prior to that, Director of JPMorgan
United Kingdom                                      Asset Management (UK) Limited.
President
------------------------------------------------------------------------------------------------------------------------------------
Hilary A. Lowe                        Since 2005    Secretary of the Fund; Associate           N/A        N/A
(November 15, 1971)                                 JPMorgan Asset Management since
Finsbury Dials, 20 Finsbury Street                  February 2002.
London, EC2Y 9AQ
United Kingdom
Secretary
------------------------------------------------------------------------------------------------------------------------------------

(1) Number I, II or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class I directors will be elected as of the 2006 Annual Meeting. Class II directors will serve until the 2007 Annual Meeting with the position then becoming one for subsequent three-year terms. Class III directors will serve until the 2008 Annual Meeting with the position then becoming one for subsequent three-year terms.

(2)   The Fund is the only fund in the Fund Complex.

(3) Both Mr. Eu and Mr. Crinage resigned as Directors of the Fund effective May 12, 2005. Mr. Crinage continues to serve as President of the Fund and Mr. Eu continues to serve as Treasurer.


                                    -- 24 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

      a)    shareholders   may  elect  to  receive  dividend  and  capital  gain
            distributions in the form of additional shares of the Fund (the Share Distribution Plan).

      b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR  A  COPY  OF  THE  PLAN  BROCHURE,   AS  WELL  AS  A  DIVIDEND  REINVESTMENT
AUTHORIZATION CARD, PLEASE CONTACT THE PLAN AGENT:

      Computershare Trust Company, N.A.
      P. O. Box 43010
      Providence, RI 02940-3010
      Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.


                                    -- 25 --

         [GRAPHIC]
JF CHINA REGION FUND, INC.

DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS               THE RT. HON. THE EARL OF CROMER - DIRECTOR
                                     AND CHAIRMAN OF THE BOARD
                                     Alexander R. Hamilton - Director
                                     Julian M. I. Reid - Director
                                     Simon J. Crinage - President
                                     A. Douglas Eu - Treasurer
                                     Hilary A. Lowe - Secretary

INVESTMENT ADVISER                   JF INTERNATIONAL MANAGEMENT INC.
                                     P.O. Box 3151
                                     Road Town, Tortola
                                     British Virgin Islands

ADMINISTRATOR                        PFPC INC.
                                     301 Bellevue Parkway
                                     Wilmington, Delaware 19809
                                     U.S.A.

CUSTODIAN                            CITIBANK N.A.
                                     NEW YORK:
                                     111 Wall Street, 16th Floor
                                     New York, New York 10005
                                     U.S.A.

                                     HONG KONG:
                                     Citibank Tower
                                     Citibank Plaza
                                     3 Garden Road
                                     Hong Kong

INDEPENDENT REGISTERED               PRICEWATERHOUSECOOPERS LLP
PUBLIC ACCOUNTING FIRM               Two Commerce Square
                                     2001 Market Street
                                     Philadelphia, Pennsylvania 19103
                                     U.S.A.

LEGAL COUNSEL                        CLEARY GOTTLIEB STEEN & HAMILTON LLP
                                     NEW YORK:
                                     1 Liberty Plaza
                                     New York, New York 10006
                                     U.S.A.

                                     HONG KONG:
                                     Bank of China Tower
                                     1 Garden Road
                                     Hong Kong

REGISTRAR, TRANSFER AGENT, AND       COMPUTERSHARE TRUST COMPANY, N.A.
DIVIDEND PAYING AGENT                P. O. Box 43010
                                     Providence, RI 02940-3010
                                     U.S.A.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

WWW.JFCHINAREGION.COM


                                    -- 26 --


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,244 for 2005 and $36,750 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,250 for 2005 and $0 for 2004. Fees were for tax return review services.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The registrant's Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  Not applicable

                           (c)  100%

                           (d) Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
The Rt. Hon. The Earl of Cromer, Alexander Reid Hamilton and Julian M.I. Reid.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                              NOVEMBER 2005 EDITION

                               JF ASSET MANAGEMENT

                                  VOTING POLICY
                             & CORPORATE GOVERNANCE
                                   GUIDELINES

TABLE OF CONTENTS

                  I        PRINCIPLES                                    3

                  II       POLICY   AND PROCEDURES                       4

                  III      VOTING GUIDELINES                             6

                                    REPORTS & ACCOUNTS                   6

                                    DIVIDENDS                            6

                                    AUDITORS                             6

                                    BOARDS                               6

                                    DIRECTORS                            7

                                    NON-EXECUTIVE DIRECTORS              8

                                    ISSUE OF CAPITAL                     8

                                    MERGERS/ACQUISITIONS                 9

                                    VOTING RIGHTS                        9

                                    SHARE OPTIONS/L-TIPS                10

                                    OTHERS                              10

                  IV       ACTIVISM                                     12

                  V        SUSTAINABILITY                               13

I.       PRINCIPLES

         JF ASSET MANAGEMENT ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

         We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

         1. FIDUCIARY PRIORITY. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

         2. EVALUATION. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

         3. ENGAGEMENT. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

         4.   PROXY   VOTING.   Company   management  is   accountable   to  the
              shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

         5. LITIGATION AND JOINT WORKING PARTIES. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

         6. DISCLOSURE. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

         7. ONGOING COMMITMENT. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.


     JF ASSET MANAGEMENT
     HONG KONG PROXY COMMITTEE

II.      POLICY AND PROCEDURES

         JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

         1. PROXY COMMITTEE

         The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines ("Guidelines") to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

         2. VOTING

         As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

         In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

         Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

         For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. The major routine matters in AGM are as follows:

         1.   Accept Financial Statement and Statutory Reports
         2.   Approve Dividend
         3.   Election and re-election of directors
         4.   Fix remuneration of directors
         5.   Appoint auditors and fix remunerations
         6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
         7.   Approve repurchase of shares (up to 20% of issued capital)
         8.   Authorise reissuance of repurchased shares

         Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

         To assist JFAM investment professionals with public companies' proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JFAM with a comprehensive analysis of each proxy proposal and providing JFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS' analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JFAM, as described below.

         Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

         In the event a JFAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the
         JPMorgan Chase ("JPMC") Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JFAM's interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.

         3. ENGAGEMENT

         We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

         4. CONFLICTS OF INTEREST

         In  order  to  maintain  the  integrity  and   independence  of  JFAM's
         proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

         Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

         Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.     VOTING GUIDELINES

         1. REPORTS & ACCOUNTS

         1A. ANNUAL REPORT

         Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ
         Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

         The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

         Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

         2. DIVIDENDS

         Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

         3. AUDITORS

         3A. AUDITOR INDEPENDENCE

         Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

         3B. AUDITOR REMUNERATION

         Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

         4. BOARDS

         4A. CHAIRMAN & CEO

         JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

         4B. BOARD STRUCTURE

         JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.


         4C. BOARD SIZE

         Boards with more than 20 directors are considered to be excessively large.

         4D. BOARD INDEPENDENCE

         JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

         We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

         JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

         4E. BOARD COMMITTEES

         Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

         5. DIRECTORS

         5A. EXECUTIVE DIRECTOR'S REMUNERATION

         Executive   remuneration  is  and  will  remain  a  contentious  issue, particularly the overall quantum of remuneration.

         JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

         5B. DIRECTOR'S LIABILITY

         In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

         JFAM  will   usually   vote   against   discharging   the  board   from
         responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

         5C. DIRECTORS OVER 70

         JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

         5D. DIRECTORS' CONTRACT

         Generally, we encourage contracts of one year or less and vote accordingly.

         6. NON-EXECUTIVE DIRECTORS

         6A. ROLE OF NON-EXECUTIVE DIRECTORS

         As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

         In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

         In order to help assess their  contribution  to the  company,  the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

         Audit and Remuneration Committees should be composed exclusively of independent directors.

         6B. DIRECTOR INDEPENDENCE

         We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

         6C. MULTIPLE DIRECTORSHIPS

         In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

         6D. NON-EXECUTIVE DIRECTOR REMUNERATION

         Non-executive directors should be paid but should not be awarded options.

         6E. BONUSES FOR RETIRING DIRECTORS AND INTERNAL STATUTORY AUDITORS

         JFAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

         7. ISSUE OF CAPITAL

         7A. ISSUE OF EQUITY

         In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

         JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

         7B. ISSUE OF DEBT

         Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

         JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

         7C. SHARE REPURCHASE PROGRAMMES

         Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

         We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

         8. MERGERS / ACQUISITIONS

         Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

         9. VOTING RIGHTS

         JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

         10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPS)

         10A. SHARE OPTIONS

         Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

         We  will  generally  vote  against  the   cancellation   and  re-issue,
         re-pricing, of underwater options.

         10B. LONG-TERM INCENTIVE PLANS (L-TIPS)

         A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

         JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

         11. OTHERS

         11A. CHARITABLE ISSUES

         Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

         11B. POLITICAL ISSUES

         JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

         11C. POISON PILLS

         Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

         In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

         JFAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

         11D. COMPOSITE RESOLUTIONS

         Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

         11E. AMENDMENTS TO COMPANY ARTICLES

              i. Limitation on Directors' Liability - review on a case by case basis

              ii. Changes in business  activities/  Expansion of business line -
                  generally vote For

              iii. Relaxation of Quorum Requirement - generally vote Against

              iv. Shares  Repurchase  at  discretion of the Board of Directors -
                  review on a case by case basis

              v. Changes of shareholders record date at discretion of the Board of Directors - generally vote Against

IV.      ACTIVISM

         ACTIVISM POLICY

         1.   DISCHARGE OF RESPONSIBILITIES

         a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.
         b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.
         c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

         2.   MONITOR PERFORMANCE

         Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

         3.   EVALUATING AND REPORTING

         We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V.       SUSTAINABILITY

         Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

         Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

         It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

                               * * * * * * * * * *

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                           JF CHINA REGION FUND, INC.
                       INFORMATION AS OF JANUARY 31, 2006

                       JF China Region Fund, Inc. ("Fund")
                  JF International Management Inc. ("Adviser")

(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus

Howard H Wang, fund manager of JPMAM since July 2005. He was a managing director of Equities in Goldman Sachs from 2001 and was an executive director in the same company from 1998 to 2001.

------------------------------------------------------------------------------------------------------------------------------------
(a)(2)(ii)  For each person  identified  in (a)(1),  provide            (a)(2)(iii) For each of the categories in column (a)(2)(ii),
number of other  accounts  managed by the person within each            provide  number  of  accounts  and the  total  assets in the
category below and the total assets in the accounts  managed            accounts  with respect to which the advisory fee is based on
within each category below                                              the performance of the account
------------------------------------------------------------------------------------------------------------------------------------
                            Other Pooled
 Registered Investment       Investment                            Registered Investment       Other Pooled
       Companies              Vehicles          Other Accounts            Companies         Investment Vehicles      Other Accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Number   Total Assets    Number   Total
  Number of    Total     Number of    Total    Number of   Total     Number of   Total       of                        of     Assets
  Accounts     Assets    Accounts    Assets    Accounts   Assets     Accounts    Assets    Accounts                 Accounts

------------------------------------------------------------------------------------------------------------------------------------
      1        $22           8       $1,625                                                     1    $35 million
               million               million
------------------------------------------------------------------------------------------------------------------------------------

(a)(2)(iv) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 01/31/06 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential for conflicts of interest exists when the portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund ("Other Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the client portfolios of the Adviser and the Adviser's participating affiliates is organized according to the mandates of each account. The Fund's portfolio manager manages other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. These similar portfolios include one registered investment company and seven of the eight other pooled investment vehicles as described under
(a)(2)(ii) above that invest in the Greater China/ China markets and only take long positions in securities. On the other hand, the other pooled investment vehicle described under (a)(2)(iii) also invests in the Greater China markets but may take long and short positions in securities as part of its investment strategy. When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall.

The Adviser and the Adviser's participating affiliates receive more compensation with respect to certain Other Accounts than that received with respect to the Fund and receive compensation based in part on the performance of one of the Other Accounts as described under (a)(2)(iii). This may create a potential conflict of interest for the Adviser or the Fund's portfolio manager by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. The conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or the portfolio manager may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Manager Compensation

The Fund's portfolio manager participates in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of him to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

The portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager's performance with respect to the mutual funds (including the Fund) he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of the portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.


(a)(4) Ownership of Securities

--------------------------------------------------------------------------------------------------
Portfolio Manager   None  $1-        $10,001-   $50,001-   $100,001-    $500,001-       over
                          $10,000    $50,000    $100,000   $500,000     $1,000,000      $1,000,000
--------------------------------------------------------------------------------------------------
Howard H Wang       X
--------------------------------------------------------------------------------------------------

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.


     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  JF China Region Fund, Inc.
              ------------------------------------------------------------------

By (Signature and Title)*  /s/ Simon Crinage
                         -------------------------------------------------------
                           Simon Crinage, President
                           (principal executive officer)

Date   March 9, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Simon Crinage
                         -------------------------------------------------------
                           Simon Crinage, President
                           (principal executive officer)

Date   March 9, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Douglas Eu
                         -------------------------------------------------------
                           Douglas Eu, Treasurer
                           (principal financial officer)

Date   March 10, 2006
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.